EXHIBIT 99.1

                  MASTR Adjustable Rate Mortgages Series 2002-2
                            Whole Loan 3/1 LIBOR ARM

Deal Size                                                     $80MM     approx.

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GWAC                                                          5.938% approx.
Min Gross WAC                                                 4.500% approx.
Max Gross WAC                                                 6.750% approx.
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Net WAC                                                       5.685% approx.
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Servicing Fee                                                 0.250%
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W. Average Net Margin                                         2.026% approx.
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W. Average Life Cap                                          11.938% approx.
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Cap Structure                                        1/1/6      5.4% approx.
                                                     2/2/6     94.6% approx.
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WAM                                                             358 approx.
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California                                                       74% approx.
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Avg Loan Balance                                              $ 393K approx.
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WA LTV                                                           69% approx.
>80% LTV                                               all have PMI
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W. Average FICO                                                 729 approx.
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Full Doc/Alternative                                             93% approx.
Stated Doc                                                        7% approx.
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-----------------------------------         ------------------------------------
Single Family        74% approx.            Purchase             17% approx.
Condo                 5% approx.            Rate Term Refi       63% approx.
PUD                  21% approx.            Cash Out Refi        20% approx.
-----------------------------------         ------------------------------------

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Owner occupied                                                   99% approx.
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Rate Reset Date:
2004/11            5.00% approx.                 2005/02      29.68% approx.
2004/12            0.46% approx.                 2005/03      11.44% approx.
2005/01           53.40% approx.
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Reset Frequency/Index:                     6mo/6mo Libor       5.44% approx.
                                         12mo/12mo Libor      94.56% approx.
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AAA Ratings                              2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                  3.00% approx.

Settlement Date                                            05/30/02

Legal Final                                                05/25/32 +/- 3 mos

Depositor                                        Mortgage Asset Securitization
                                                   Transactions, Inc.

Originators/Servicers                            2% Bank of America
                                                 5% Alliance Mortgage Corp
                                                 93% National City Mortgage Co

                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBSWarburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-2
                             Whole Loan 3/1 CMT ARM

Deal Size                                                     $52MM  approx.

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GWAC                                                          5.662% approx.
Min Gross WAC                                                 4.000% approx.
Max Gross WAC                                                 6.625% approx.
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Net WAC                                                       5.290% approx.
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Servicing Fee                          Wells Fargo Loans      0.375%
                                       National City Loans    0.250%
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W. Average Net Margin                                         2.378% approx.
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W. Average Life Cap                                          11.662% approx.
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Cap Structure                          Wells Fargo Loans      5/2/6
                                       National City Loans    2/2/6
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WAM                                                             358 approx.
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California                                                       52% approx.
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Avg Loan Balance                                              $ 491K approx.
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WA LTV                                                           62% approx.
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W. Average FICO                                                 726 approx.
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Full Doc/Alternative                                             74% approx.
Asset Verification                                               12% approx.
Income Verification                                               5% approx.
Stated Doc                                                        3% approx.
None                                                              7% approx.
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-----------------------------------         ------------------------------------
Single Family        95% approx.            Purchase             15% approx.
Condo                 4% approx.            Rate Term Refi       71% approx.
PUD                   1% approx.            Cash Out Refi        14% approx.
-----------------------------------         ------------------------------------

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Owner occupied                                                   96% approx.
--------------------------------------------------------------------------------

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Rate Reset Date:
2004/11            1.03% approx.                 2005/03      60.00% approx.
2004/12            1.54% approx.                 2005/04      35.00% approx.
2005/02            2.20% approx.
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AAA Ratings                              2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                  3.00% approx.

Settlement Date                                            05/30/02

Legal Final                                                05/25/32 +/- 3 mos

Depositor                                        Mortgage Asset Securitization
                                                   Transactions, Inc.

Originators/Servicers                            97% Wells Fargo Home Mortgage
                                                 3% National City Mortgage Co

                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBSWarburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-2
                            Whole Loan 5/1 Libor ARM

Deal Size                                                    $121MM approx.

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GWAC                                                          6.220% approx.
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Net WAC                                                       6.013% approx.
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Servicing Fee on Countrywide Loans                             0.25% Initial,
                                                              0.375% after 1st
                                                                 adjustment date
Servicing Fee on remainder                                    0.250%
--------------------------------------------------------------------------------

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W. Average Net Margin                                         2.040% approx.
--------------------------------------------------------------------------------

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W. Average Life Cap                                          11.220% approx.
--------------------------------------------------------------------------------

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Cap Structure                                                 5/2/5
--------------------------------------------------------------------------------

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WAM                                                             357 approx.
--------------------------------------------------------------------------------

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California                                                     72.3% approx.
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Prepay Penalty Loans                                            2.4% approx.
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AAA Ratings                                   2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                  3.25% approx.

Settlement Date                                            05/30/02

Legal Final                                                05/25/32 +/- 3 mos

Depositor                                        Mortgage Asset Securitization
                                                   Transactions, Inc.

Custodian                                        Wells Fargo

Originators/Servicers                            33% Countrywide Home Loans Inc

                                                 51% National City Mortgage Co

                                                 16% Alliance Mortgage Co

                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBSWarburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-2
                             Whole Loan 5/1 CMT ARM

Deal Size                                                    $147MM approx.

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GWAC                                                          6.389% approx.
Min Gross WAC                                                 4.875% approx.
Max Gross WAC                                                 7.250% approx.
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Net WAC                                                       6.070% approx.
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Servicing Fee                                                 0.250%
--------------------------------------------------------------------------------

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W. Average Net Margin                                         2.430% approx.
--------------------------------------------------------------------------------

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W. Average Life Cap                                          11.389% approx.
--------------------------------------------------------------------------------

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Cap Structure                                                 5/2/5
--------------------------------------------------------------------------------

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WAM                                                             359 approx.
--------------------------------------------------------------------------------

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California                                                       77% approx.
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Avg Loan Balance                                             $ 491K approx.
--------------------------------------------------------------------------------

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WA LTV                                                           65% approx.
> 80% LTV                                               all have MI
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W. Average FICO                                                 728 approx.
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Full Doc/Alternative                                             81% approx.
Asset Verification                                               10% approx.
Income Verification                                               5% approx.
Stated Doc                                                        1% approx.
Unknown                                                           3% approx.
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-----------------------------------         ------------------------------------
Single Family        90% approx.            Purchase             28% approx.
Condo                 7% approx.            Rate Term Refi       55% approx.
PUD                   3% approx.            Cash Out Refi        17% approx.
-----------------------------------         ------------------------------------

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Owner occupied                                                   96% approx.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rate Reset:
2006/08            0.63% approx.                 2007/01       0.23% approx.
2006/09            0.25% approx.                 2007/02      17.59% approx.
2006/11            1.71% approx.                 2007/03      46.92% approx.
2006/12            1.91% approx.                 2007/04      30.75% approx.
--------------------------------------------------------------------------------

AAA Ratings                                   2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                  3.25% approx.

Settlement Date                                            05/30/02

Legal Final                                                05/25/32 +/- 3 mos

Depositor                                        Mortgage Asset Securitization
                                                   Transactions, Inc.

Custodian                                        Wells Fargo

Originators/Servicers                            97% Wells Fargo Home Mortgage
                                                 3% National City Mortgage Co

                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBSWarburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-2
                            Whole Loan 7/1 Libor ARM

Deal Size                                                     $42MM approx.

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GWAC                                                          6.239% approx.
--------------------------------------------------------------------------------

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Net WAC                                                       6.015% approx.
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Servicing Fee on Countrywide Loans                             0.25% Initial,
                                                              0.375% after 1st
                                                                 adjustment date
Servicing Fee on remainder                                    0.250%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
W. Average Net Margin                                         2.056% approx.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
W. Average Life Cap                                          10.970% approx.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cap Structure                                                 5/2/5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WAM                                                             359 approx.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
California                                                     50.0% approx.
--------------------------------------------------------------------------------

AAA Ratings                                   2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                                  3.25% approx.

Settlement Date                                            05/30/02

Depositor                                        Mortgage Asset Securitization
                                                   Transactions, Inc.

Originators/Servicers                            26% Countrywide Home Loans Inc
                                                 64% Bank of America
                                                 10% Alliance Mortgage Co

                            All numbers approximate.
                    All tranches subject to 5% size variance.

                                   UBSWarburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.